UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2006
LSB BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One LSB Plaza, Lexington, North Carolina		27292
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (336) 248-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
     On October 17, 2006, LSB Bancshares Inc. issued a press release providing certain financial information for the quarter and year to date ending September 30, 2006. A copy of the press release is attached to this filing as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits.
99.1	Press release issued by LSB Bancshares Inc. on October 17, 2006, is furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB BANCSHARES, INC.
Dated: October 20, 2006	By:	/s/ Robert F. Lowe
Robert F. Lowe,
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by LSB Bancshares Inc. on October 17, 2006.